Exhibit 10.2












                          REGISTRATION RIGHTS AGREEMENT

                                      among

                                GREATBATCH, INC.,

                                   as Issuer,

                                       and

                  EACH OF THE INITIAL PURCHASERS PARTY HERETO,

                              as Initial Purchasers

                           Dated as of March 28, 2007

         REGISTRATION RIGHTS AGREEMENT dated as of March 28, 2007 among Greatbatch, Inc., a Delaware corporation (the "Company"), and each of the initial purchasers of the Company's Debentures (as defined below) named in Exhibit A hereto (each, an "Initial Purchaser" and collectively, the "Initial Purchasers") pursuant to an Exchange and Purchase Agreement (each, an "Exchange Agreement" and collectively, the "Exchange Agreements"), between the Company and each of the Initial Purchasers. In order to induce each Initial Purchaser to enter into an Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

         The Company agrees with the Initial Purchasers, (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Debentures (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Debentures (each of the foregoing a "Holder" and together the "Holders"), as follows:

         Section 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Additional Debentures" has the meaning set forth in Section 8(b) hereof.

          "Affiliate" means with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

         "Amendment Effectiveness Deadline Date" has the meaning set forth in
Section 2(d) hereof.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "Common Stock" means the shares of common stock, $0.001 par value per share, of the Company, together with the Rights evidenced by such common stock to the extent provided in the Stockholder Rights Agreement dated as of March 18, 2002 between the Company and Mellon Investor Services LLC, and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

         "Conversion Price" has the meaning assigned such term in the Indenture.

         "Damages Accrual Period" has the meaning set forth in Section 2(e) hereof.

         "Damages Payment Date" means each June 15 and December 15.

         "Debentures" means the 2 1/4% Convertible Subordinated Debentures Due 2013 of the Company to be issued under the Indenture.

         "Deferral Notice" has the meaning set forth in Section 3(h) hereof.

         "Deferral Period" has the meaning set forth in Section 3(h) hereof.

         "Effectiveness Deadline Date" has the meaning set forth in Section 2(a) hereof.

         "Effectiveness Period" means the period commencing on the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

         "Event" has the meaning set forth in Section 2(e) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Exchange Agreement" has the meaning set forth in the preamble hereof.

         "Filing Deadline Date" has the meaning set forth in Section 2(a) hereof.

         "Holder" has the meaning set forth in the second paragraph of this Agreement.

         "Indenture" means the Indenture, dated as of March 28, 2007, between the Company and Manufacturers and Traders Trust Company, as trustee, pursuant to which the Debentures are being issued.

         "Initial Purchasers" has the meaning set forth in the preamble hereof.

         "Initial Shelf Registration Statement" has the meaning set forth in
Section 2(a) hereof.

         "Issue Date" means the first date of original issuance of the Debentures.

         "Liquidated Damages Amount" has the meaning set forth in Section 2(e) hereof.

         "Material Event" has the meaning set forth in Section 3(h) hereof.

         "New Holder" has the meaning set forth in Section 8(b) hereof.

         "Notice Holder" means, on any date, any Holder that has delivered a Selling Securityholder Questionnaire to the Company on or prior to such date.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

         "Record Holder" means with respect to any Damages Payment Date relating to any Debentures or Underlying Common Stock as to which any Liquidated Damages Amount has accrued, the registered holder of such Debenture or Underlying Common Stock on the June 1 immediately preceding a Damages Payment Date occurring on a June 15, and on the December 1 immediately preceding a Damages Payment Date occurring on a December 15.

         "Registrable Securities" means the Debentures until such Debentures have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion, the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) or (iii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legend with respect to transfer restrictions required under the Indenture is removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

         "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "Restricted Securities" means "Restricted Securities" as defined in Rule 144.

         "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Selling Securityholder Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Questionnaire attached as Exhibit B hereto.

         "Shelf Registration Statement" has the meaning set forth in Section 2(a) hereof.

         "Special Counsel" means counsel as shall be specified by the Holders of a majority of the Registrable Securities, but which may, with the written consent of the Initial Purchasers (which shall not be unreasonably withheld), be a nationally recognized law firm experienced in securities law matters designated by the Company, the reasonable fees and expenses of which will be paid by the Company pursuant to Section 5 hereof. For purposes of determining the holders of a majority of the Registrable Securities in this definition, Holders of Debentures shall be deemed to be the Holders of the number of shares of Underlying Common Stock into which such Debentures are or would be convertible as of the date the consent is requested.

         "Subsequent Shelf Registration Statement" has the meaning set forth in
Section 2(b) hereof.

         "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trustee" means Manufacturers and Traders Trust Company, the Trustee under the Indenture.

         "Underlying Common Stock" means the Common Stock into which the Debentures are convertible or issued upon any such conversion.

         Section 2. Shelf Registration.

               (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the "Filing Deadline Date") thirty (30) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the "Effectiveness Deadline Date") that is ninety (90) days after the Issue Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company's security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

               (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are
Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

               (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as necessary to name a Notice Holder as a selling securityholder pursuant to Section (d) below.

               (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(h) of this Agreement. Following the date that the Initial Shelf Registration Statement is declared effective, each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Selling Securityholder Questionnaire to the Company at least ten (10) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Selling Securityholder Questionnaire is delivered pursuant to Section 8(c), and in any event upon the later of (x) fifteen (15) Business Days after such date or (y) fifteen (15) Business Days after the expiration of any Deferral Period in effect when the Selling Securityholder Questionnaire is delivered or put into effect within fifteen (15) Business Days of such delivery date:

                    (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Selling Securityholder Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed;

                    (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and

                    (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

provided, that if such Selling Securityholder Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Selling Securityholder Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) Business Days from the expiration of a Deferral Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

               (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if, other than as permitted hereunder,

                    (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date,

                    (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date,

                    (iii) the Company has failed to perform its obligations set forth in Section 2(d)(i) within the time period required therein,

                    (iv) any post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date,

                    (v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to
Section 3(h) hereof, or

                    (vi) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 3(h) hereof.

Each event described in any of the foregoing clauses (i) through (vi) is individually referred to herein as an "Event." For purposes of this Agreement, each Event set forth above shall begin and end on the dates set forth in the table set forth below:

Type of
Event by
 Clause                      Beginning Date                                           Ending Date
--------- ------------------------------------------------------- ------------------------------------------------------
   (i)    Filing Deadline Date                                    the date the Initial Shelf Registration Statement is
                                                                   filed

  (ii)    Effectiveness Deadline Date                             the date the Initial Shelf Registration Statement
                                                                   becomes effective under the Securities Act

  (iii)   the date by which the Company is required to perform    the date the Company performs its obligations set
           its obligations under Section 2(d)(i)                   forth in Section 2(d)(i)

  (iv)    the Amendment Effectiveness Deadline Date               the date the applicable post-effective amendment to a
                                                                   Shelf Registration Statement becomes effective under
                                                                   the Securities Act

   (v)    the date on which the aggregate duration of Deferral    termination of the Deferral Period that caused the
           Periods in any period exceeds the number of days        limit on the aggregate duration of Deferral Periods
           permitted by Section 3(h)                               to be exceeded

  (vi)    the date of commencement of a Deferral Period that      termination of the Deferral Period that caused the
           causes the number of Deferral Periods to exceed the     number of Deferral Periods to exceed the number
           number permitted by Section 3(h)                        permitted by Section 3(h)

For purposes of this Agreement, Events shall begin on the dates set forth in the table above and shall continue until the ending dates set forth in the table above.

         Commencing on (and including) any date that an Event has begun and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Damages Accrual Period"), the Company shall pay, as liquidated damages and not as a penalty, to Record Holders of Registrable Securities an amount (the "Liquidated Damages Amount") accruing, for each day in the Damages Accrual Period, in respect of any Debenture, at a rate per annum equal to 0.5% of the aggregate principal amount of such Debenture; provided that in the case of a Damages Accrual Period that is in effect solely as a result of an Event of the type described in clause (iii) or (iv) of the preceding paragraph, such Liquidated Damages Amount shall be paid only to the Holders (as set forth in the succeeding paragraph) that have delivered Selling Securityholder Questionnaires that caused the Company to incur the obligations set forth in Section 2(d) the non-performance of which is the basis of such Event. Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Debentures from and after the earlier of (x) the date such Debenture is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

         The Liquidated Damages Amount shall accrue from the first day of the applicable Damages Accrual Period, and shall be payable on each Damages Payment Date during the Damage Accrual Period (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damage Accrual Period does not end on a Damages Payment Date) to the Record Holders of the Debentures entitled thereto. The Trustee shall be entitled, on behalf of registered holders of Debentures, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

         If a Holder has converted some or all of its Debentures into Common Stock, the Holder will not be entitled to receive the Liquidated Damages Amount with respect to such Common Stock or the principal amount of the Debentures that have been so converted. In addition, in no event will the Liquidated Damages Amount be payable in connection with an Event relating to a failure to register the Common Stock deliverable upon conversion of the Debentures. For the avoidance of doubt, if the Company fails to register both the Debentures and the Common Stock deliverable upon conversion of the Debentures, then the Liquidated Damages Amount will be payable solely in connection with the Event relating to the failure to register the Debentures.

         All of the Company's obligations set forth in this Section 2(e) to pay any Liquidated Damages Amount that is outstanding with respect to any Debenture at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Debenture have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(k)).

         The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Debentures by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

         Section 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, during the Effectiveness Period, the Company shall:

               (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to each Initial Purchaser and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed at least three (3) Business Days prior to the filing of such Registration Statement or amendment thereto or Prospectus or supplement thereto.

               (b) Subject to Section 3(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

               (c) As promptly as practicable give notice to the Notice Holders, the Initial Purchasers and the Special Counsel (if any) (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.

               (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Notice Holder and the Initial Purchasers of the withdrawal of any such order.

               (e) As promptly as practicable furnish to each Notice Holder, the Special Counsel (if any) and the Initial Purchasers, upon request and without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and all documents incorporated or deemed to be incorporated therein by reference.

               (f) During the Effectiveness Period, deliver to each Notice Holder, the Special Counsel, if any, and the Initial Purchasers, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

               (g) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel (if any) in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Selling Securityholder Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

               (h) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

                    (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

                    (ii) give notice to the Notice Holders, and the Special Counsel, if any, that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

         The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of the Shelf Registration Statement or any Prospectus, without incurring or accruing any obligation to pay liquidated damages pursuant to
Section 2(e), no more than one (1) time in any three month period or three (3) times in any twelve month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the "Deferral Period") shall, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), not exceed 30 days; provided that the aggregate duration of any Deferral Periods shall not exceed 30 days in any three month period (or 60 days in any three month period in the event of a Material Event pursuant to which the Company has delivered a second notice as permitted below) or 90 days in any twelve (12) month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), deliver to Notice Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice.

               (i) If requested in writing in connection  with a disposition  of
Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence"
examinations; provided that such persons shall first agree in writing with the Company that any non-public information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by Special Counsel. Any person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy.

               (j) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with the fiscal year of the Company.

               (k) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least one (1) Business Day prior to any sale of such Registrable Securities.

               (l) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

               (m) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

               (n) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

         Section 4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Selling Securityholder Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Selling Securityholder Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

         Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock and any Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay selling expenses, including any underwriting discount and commissions, and all registration expenses to the extent required by applicable law.

         Section 6. Indemnification and Contribution.

               (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Notice Holder, each person, if any, who controls any Notice Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Notice Holder within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided that the indemnification contained in this paragraph shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) on account of any such losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus provided in each case the Company has performed its obligations under Section 3(f) hereof if either (A)(x) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such losses, claims, damages or liabilities arise and (y) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or
(B)(x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such losses, claims, damages or liabilities arise.

               (b) Indemnification by Holders. Each Holder agrees severally and not jointly to indemnify and hold harmless the Company and its directors, its officers and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

               (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 6(a) or 6(b) hereof, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority (with Holders of Debentures deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Common Stock into which such Debentures are or would be convertible as of the date on which such designation is made) of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (d) Contribution. To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6, no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under an Exchange Agreement or otherwise.

               (f) The indemnity and contribution  provisions  contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any affiliate of any Holder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

         Section 7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

         Section 8. Miscellaneous.

               (a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

               (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Debentures deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Debentures are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing two sentences, this Agreement may be amended by written agreement signed by the Company and the Initial Purchasers, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. In addition, notwithstanding the foregoing three sentences, if after the date hereof the Company enters into one or more Exchange Agreements to issue additional Debentures (the "Additional Debentures") to such persons or entities as the Company in its sole discretion may determine (each, a "New Holder"), such New Holder may, upon execution and delivery by such New Holder of a signature page to an Exchange Agreement and this Agreement, become an Initial Purchaser under this Agreement, entitled to the benefits and subject to the obligations hereunder, and this Agreement may be amended without the consent of any Holder solely to make such New Holder an Initial Purchaser party hereto and to update Exhibit A hereto to reflect the name of and principal amount of Debentures issued to such New Holder. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

               (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                    (i) if to Holder, at the most current address given by such Holder to the
                                        Company  in  a  Selling   Securityholder
                                        Questionnaire or any amendment thereto;

                   (ii)                 if to the Company, to:

                                        Greatbatch, Inc.
                                        9645 Wehrle Drive
                                        Clarence, New York 14031
                                        Attention:  Corporate Secretary
                                        Telecopy No.:  (716) 759-5672

                                        and

                                        Hodgson Russ LLP
                                        The Guaranty Building
                                        140 Pearl Street, Suite 100
                                        Buffalo, New York 14202-4040
                                        Attention:  John J. Zak
                                                    Ronald J. Battaglia Jr.
                                        Telecopy No.:  (716) 849-0349

                    (iii) if to an Initial Purchaser, to the address set forth in its respective Exchange Agreement, or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

               (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               (e) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchasers shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchasers. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

               (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               (i) Severability. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

               (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Exchange Agreements, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. In no event will such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

               (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 GREATBATCH, INC.



                                 By:______________________________________
                                      Name:
                                      Title:


Confirmed and accepted as of the date first above written:

[EACH INITIAL PURCHASER]



By:________________________________________
      Name:
      Title:

                                    EXHIBIT A

                           List of Initial Purchasers

                                    EXHIBIT B

                      Selling Securityholder Questionnaire

         The undersigned beneficial owner (the "Selling Securityholder") of the 2 1/4% Convertible Subordinated Debentures due 2013 (the "Debentures") of Greatbatch, Inc. (the "Company") or the shares of the Company's Common Stock, par value $0.001 per share, issuable upon conversion of the Debentures (the "Common Stock" and, together with the Debentures, the "Registrable Securities") hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement, dated as of March 28, 2007, among the Company and the Initial Purchasers party thereto.


         Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company's directors, the Company's officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Selling Securityholder Questionnaire. The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.


         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:


         (1)              (a)    Full Legal Name of Selling Securityholder:

                                 _________________________________________

                          (b)    Full Legal Name of Registered Holder
                                 (if not the same as (a) above) through
                                 which Registrable Securities listed in
                                 (3) below are held:

                                 ________________________________________

                          (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

                                 _______________________________________

         (2)              Address for Notices to Selling Securityholder:

                          ______________________________________________

                          Telephone (including area code):______________

                          Fax (including area code):____________________

                          Contact Person:_______________________________

         (3)              Beneficial Ownership of Registrable Securities:
                          ______________________________________________


                          (a) Type and Principal Amount/Number of Registrable
                              Securities beneficially owned:
                              __________________________________________


                          (b) CUSIP No(s). of such Registrable Securities
                              beneficially owned:
                              __________________________________________


         (4) Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

                          Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

                          (a) Type and Amount of Other Securities beneficially
                              owned by the Selling Securityholder:
                              _________________________________________


                          (b) CUSIP No(s). of such Other Securities beneficially
                              owned:
                              _________________________________________


         (5)              Relationship with the Company:

                          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

                          State any exceptions here:_________________________

         (6)              Is the Selling Securityholder a registered broker
                          -dealer?

                          Yes      |_|

                          No       |_|

                          If "Yes", please answer subsection (a) and subsection
                          (b):

                          (a) Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

                                              Yes    |_|

                                              No     |_|

                          (b) If you answered "No" to question 6(a), please explain your reason for acquiring the Registrable Securities:
                                ____________________________________________
                                ____________________________________________



         (7) Is the Selling Securityholder an affiliate of a registered broker-dealer?

                          Yes      |_|

                          No       |_|

                          If "Yes", please identify the registered
                          broker-dealer(s), describe the nature of the
                          affiliation(s) and answer subsection (a) and
                          subsection (b):
                          ________________________________________________


                          (a) Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

                                              Yes    |_|

                                              No     |_|

                                              Explain:___________________

                          (b) Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

                                              Yes    |_|

                                              No     |_|

                                              Explain:___________________

         (8)              Is the Selling Securityholder a non-public entity?

                          Yes      |_|

                          No       |_|

                          If "Yes", please answer subsection (a):

                          (a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:
                                ________________________________________

         (9)               Plan of Distribution:

                           Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all):
                           Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market,
                           (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

                          State any exceptions here:_________________________

         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.


         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth herein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

         In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed in all respects by the laws of the State of New York.


         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

         Dated:_________________________

                                         ___________________________________
                                         Beneficial Owner

                                         By:________________________________
                                         Name:______________________________
                                         Title:_____________________________

         PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER
                        QUESTIONNAIRE TO THE COMPANY AT:

                                GREATBATCH, INC.
                                9645 Wehrle Drive
                            Clarence, New York 14031
                               Tel: (716) 759-5600
                               Fax: (716) 759-5672
                              Attn: General Counsel